LIMITED POWER OF ATTORNEY

I, James C. Baillie, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of     November    , 2002.

  /s/ James C. Baillie

James C. Baillie

Director

LIMITED POWER OF ATTORNEY

I, Angus A. MacNaughton, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Angus A. MacNaughton

Angus A. MacNaughton

Director

LIMITED POWER OF ATTORNEY

I, C. James Prieur, a director and Vice Chairman of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ C. James Prieur

C. James Prieur

Director and Vice Chairman

LIMITED POWER OF ATTORNEY

I, Donald A. Stewart, a director and Chairman of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Donald A. Stewart

Donald A. Stewart

Director and Chairman

LIMITED POWER OF ATTORNEY

I, Peter R. O'Flinn, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Peter R. O'Flinn

Peter R. O'Flinn

Director

LIMITED POWER OF ATTORNEY

I, James A. McNulty, III, a director of the Board and the President of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director and the president of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ James A McNulty, III

James A. McNulty, III

Director and President

LIMITED POWER OF ATTORNEY

I, Frederick B. Whittmore, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Frederick B. Whittmore

Frederick B. Whittmore

Director

LIMITED POWER OF ATTORNEY

I, William W. Stinson, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ William W. Stinson

William W. Stinson

Director

LIMITED POWER OF ATTORNEY

I, Donald B. Henderson, Jr., a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Donald B. Henderson, Jr.

Donald B. Henderson, Jr.

Director

LIMITED POWER OF ATTORNEY

I, Fioravante G. Perrotta, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ Fioravante G. Perrotta

Fioravante G. Perrotta

Director

LIMITED POWER OF ATTORNEY

I, David D. Horn, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ David D. Horn

David D. Horn

Director

LIMITED POWER OF ATTORNEY

I, S. Caesar Raboy, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ S. Caesar Raboy

S. Caesar Raboy

Director

LIMITED POWER OF ATTORNEY

I, David K. Stevenson, a director of the Board of Sun Life Insurance and Annuity Company of New York (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint James A. McNulty, III, Ellen B. King, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Edward M. Shea, and Elizabeth B. Love to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register the Company and/or any security issued by the Company or any security issued by KBL Variable Account A, for which the Company serves as the depositor, under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register KBL Variable Account A as an investment company or apply for an order of approval or exemption under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.

Dated this  7th   day of    November     , 2002.

  /s/ David K. Stevenson

David K. Stevenson

Director